                                                                   EXHIBIT 10.2


                     FORM OF INCENTIVE AWARD AND AGREEMENT

                                   SECTION 1

                                  Introduction

         Section 1.1 Purpose. Popular, Inc. (the "Corporation") has established and maintains the 2004 Omnibus Incentive Plan (the "Plan") to, among others, provide flexibility to the Corporation and its affiliates to attract, retain and motivate their officers, executives and other key employees through the grant of awards and to adjust its compensation practices to the best compensation practices and corporate governance trends as they develop from time to time. The Corporation hereby grants a Short Term Annual Incentive Award and a Long Term Annual Incentive Award (the "Award") under the Plan to the persons identified in SECTION 3.

                                   SECTION 2

                                  Definitions

         When used in this Award, unless the context clearly requires a different meaning, the following words and terms shall have the meanings set forth below. Terms not otherwise defined herein shall have the meaning ascribed to them in the Plan. Whenever appropriate, words and terms used in the singular shall be deemed to include the plural, and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         Section 2.1. "Affiliate" shall mean any corporation or other form of entity of which the Corporation owns, from time to time, directly or indirectly, 50% or more of the total combined voting power of all classes of stock or other equity interests.

         Section 2.2. "Business Line" shall mean the Puerto Rico Business, United States Business, and Evertec Business.

         Section 2.3. "Business Line Performance Goal" shall mean for the [year] Plan Year:


                  Business Line                 Amount of Net Income
                  -------------                 --------------------

                  Puerto Rico Business             [$________]
                  Evertec Business                 [$________]
                  United States Business           [$________]


If the budget is adjusted during the year due to the creation of Evertec the numbers used will be the adjusted budget numbers.

         Section 2.4.   "Corporate Performance Goal" shall mean for the [year]
Plan Year [$        ] of Net Income by the Corporation.

         Section 2.5. "Eligible Earnings" shall mean the Grantee's base salary (prior to any deferrals under a cash or deferred compensation plan sponsored by the Corporation or an Affiliate) paid during the Plan Year. From time to time the Plan Administrator may, in its sole discretion, establish rules for determining the amount of Eligible Earnings for employees who become Grantees other than on the first day of a Plan Year as well as any reduction on Eligible Earnings as result of paid leave of absences.

         Section 2.6. "Extraordinary Items" shall mean extraordinary, unusual and/or non recurring items of income and expenses.

         Section 2.7. "Net Income" for any Plan Year shall mean the consolidated net income of the Corporation, or the net income of the Business Lines, as applicable, as it appears in the Corporation's statement




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

of income or the Business Lines' statement of income prepared in accordance with generally accepted accounting principles, excluding the effects of Extraordinary Items, for that Plan Year.

         Section 2.8. "Plan Administrator" shall mean the Compensation Committee of the Board of Directors of the Corporation.

         Section 2.9.   "Plan Year" shall be the [year] calendar year.

         Section 2.10. "Puerto Rico Business" shall mean all Affiliates of the Corporation incorporated under the laws of Puerto Rico, excluding Evertec, Inc.

         Section 2.11. "Restricted Stock" shall mean shares of the Corporation's common stock, par value $6.00 per share, subject to restrictions on resale until the Grantee's employment with the Corporation or an Affiliate has terminated due to the Grantee's Approved Retirement.

         Section 2.12. "Trust" shall mean the Long Term Annual Incentive Award Trust constituted by the Corporation to hold grants of Restricted Stock under the Plan.

         Section 2.13. "United States Business" shall mean Banco Popular North America and Popular Cash Express, subsidiaries of the Corporation.

                                   SECTION 3

                               Grantees of Awards

         Section 3.1 Grantees of Awards. Awards are granted to [Insert Name of Grantees] ("Grantees").

                                   SECTION 4

                                     Awards

         Section 4.1    Short Term Annual Incentive Award.

         (a) The Short Term Annual Incentive Award of any Grantee shall be an amount equal to the sum of that Grantee's:

                  (i) Corporate Performance Component, as described in SECTION 4.2; plus

                  (ii)  Business Line Performance Component, as described in
                        SECTION 4.3; plus

                  (iii) Individual Performance Component, as described in
                        SECTION 4.4.

         (b) The Plan Administrator may establish a method for adjusting the Short Term Annual Incentive Award of any Grantee who was on an approved leave of absence during the Plan Year and may establish different methods for different forms of leave of absence.

         Section 4.2       Corporate Performance Component.

         (a) For the [year] Plan Year, a Grantee's Corporate Performance Component shall be an amount equal to a percentage of the Grantee's Eligible Earnings determined as follows:


              % of Corporate Performance Goal           % of Eligible Earnings
              -------------------------------           ----------------------
                  XXXXX                                          XXXXXX
                  XXXXX                                          XXXXXX
                  XXXXX                                          XXXXXX
                  XXXXX                                          XXXXXX
                  XXXXX                                          XXXXXX


         Section 4.3       Business Line Performance Component.

         (a) For the [year] Plan Year, a Grantee's Business Line Performance Component shall be an amount equal to a percentage of the Grantee's Eligible Earnings determined as follows:


              % of Business Line Performance Goal         % of Eligible Earnings
              -----------------------------------         ----------------------
                  XXXXX                                              XXXXXX
                  XXXXX                                              XXXXXX
                  XXXXX                                              XXXXXX
                  XXXXX                                              XXXXXX
                  XXXXX                                              XXXXXX


         (b) The Business Performance Component of the Grantees shall be determined as follows by reference to the Business Line Performance Goal and Net Income of the Business Lines or the Corporate Performance Goal and Net Income of the Corporation, as applicable:


                     Grantee                                      Entity
                     -------                                      ------

                  XXXXX                                            XXXXXX
                  XXXXX                                            XXXXXX
                  XXXXX                                            XXXXXX
                  XXXXX                                            XXXXXX
                  XXXXX                                            XXXXXX
                  XXXX                                             XXXXX
                  XXXX                                             XXXXX

         Section 4.4       Individual Performance Component.

         (a) Based on the individual performance of each Grantee during the Plan Year and upon recommendation of the Chief Executive Officer of the Corporation, the Plan Administrator may grant between [ %] and [ %] of a Grantee's Eligible Earnings.

         Section 4.5.      Long Term Annual Incentive Award.

         (a) The Long Term Annual Incentive Award of each Grantee shall be an amount equal to a percentage of the Grantee's Eligible Earnings determined as follows:


              % of Corporate Performance Goal             % of Eligible Earnings
              -------------------------------             ----------------------

                  XXXXX                                              XXXXXX
                  XXXXX                                              XXXXXX
                  XXXXX                                              XXXXXX
                  XXXXX                                              XXXXXX
                  XXXXX                                              XXXXXX

         (b) The Plan Administrator may establish a method for adjusting the Long Term Annual Incentive Award of any Grantee who was on an approved leave of absence during the Plan Year and may establish different methods for different forms of leave of absence.




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

                                   SECTION 5

                               Payment of Awards

         Section 5.1. Short Term Annual Incentive Award. The Short Term Annual Incentive Award shall be payable in cash as soon as practicable after the Plan Administrator has determined the amount of those Awards.

         Section 5.2.   Long Term Annual Incentive Award.

         (a) The Long Term Annual Incentive Award shall be paid in Restricted Stock to be purchased in the open market. Such Restricted Stock shall be held in the Trust for the benefit of the Grantee. Dividends paid on the Restricted Stock while held in the Trust shall be reinvested in shares of common stock of the Corporation, par value $6.00 per share, under the Corporation's Dividend Reinvestment Plan. Each Grantee shall have the right to vote the Restricted Stock.

         (b) A Grantee may request the Plan Administrator that the restricted period with respect to any portion of the Restricted Stock held in the Trust lapse and that such shares of stock be distributed if the Grantee has (i) an immediate and heavy financial need and (ii) the distribution is necessary to satisfy such financial need.

         A request for a distribution will be deemed to comply with the above requirements if it meets the requirements for a hardship distribution under the Banco Popular de Puerto Rico Profit Sharing Plan.

         (c) Before the lapse of the Restriction Period, a Grantee may defer receipt of all or any portion of the corresponding shares of common stock of the Corporation, par value $6.00 per share, to a future date. Once a Grantee defers receipt of such shares, except in the case of an immediate and heavy financial need, Grantee does not have the right to request a distribution of such shares.

                                   SECTION 6

                                 Miscellaneous

         Section 6.1. The Plan. This Award is subject to the terms of the Plan, a copy of which is attached hereto.

         Section 6.2. Controlling Law. The laws of the Commonwealth of Puerto Rico shall be controlling in all matters relating to this Award.

         Section 6.3. Titles and Captions. Titles and captions in this Plan are used only for convenience and are not to be used in the interpretation of this Award.

         IN WITNESS WHEREOF, Popular, Inc. and the Grantee has executed this Incentive Award and Agreement as of the _____ day of _____________ of ____.


         POPULAR, INC.                                      GRANTEE


---------------------------------              ---------------------------------
By:                                            By:
Title:                                         Date:
Date:




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